Cox @Home, Inc.
                        Executive Officers and Directors


Name                       Position                                Principal Occupation            Business Address

Dallas S. Clement          Director, Treasurer                     Treasurer                       Cox Communications, Inc.
                                                                                                   1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

James A. Hatcher           Director, Vice President                Vice President Legal &          Cox Communications, Inc.
                                                                   Regulatory Affairs              1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

Thomas M. Strauss          Director, Assistant Secretary           Assistant Secretary             Delaware Corporate Management,
                                                                                                   Inc.
                                                                                                   1105 North Market Street
                                                                                                   Wilmington, DE 19899

James O. Robbins           President                               President                       Cox Communications, Inc.
                                                                                                   1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

Preston B. Barnett         Vice President                          Vice President Tax              Cox Enterprises, Inc.
                                                                                                   1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

John M. Dyer               Vice President                          Senior Vice President           Cox Communications, Inc.
                                                                   Operations                      1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

Jimmy W. Hayes             Vice President                          Senior Vice President Finance   Cox Communications, Inc.
                                                                   & Administration & Chief        1400 Lake Hearn Dr., NE
                                                                   Financial Officer               Atlanta, GA 30319

Andrew A. Merdek           Secretary                               Vice President Legal Affairs    Cox Enterprises, Inc.
                                                                   & Secretary                     1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319




                              Cox Enterprises, Inc.
                        Executive Officers and Directors


Name                       Position                                Principal Occupation            Business Address

James C. Kennedy*          Chairman of the Board & Chief           Chairman of the Board & Chief   Cox Enterprises, Inc.
                           Executive Officer                       Executive Officer               1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

David E. Easterly*         President & Chief Operating Officer     President & Chief Operating     Cox Enterprises, Inc.
                                                                   Officer                         1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

Robert C. O'Leary*         Executive Vice President & Chief        Executive Vice President &      Cox Enterprises, Inc.
                           Financial Officer                       Chief Financial Officer         1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319
Timothy W. Hughes          Senior Vice President, Administration   Senior Vice President,          Cox Enterprises, Inc.
                                                                   Administration                  1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

Barbara C. Anthony*        Vice President                          Chairman, Dayton Newspapers     Cox Enterprises, Inc.
                                                                                                   1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

Anne C. Chambers*          Vice President                          Chairman, Atlanta Newspapers    Cox Enterprises, Inc.
                                                                                                   1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

Scott A. Hatfield          Vice President & Chief Information      Vice President & Chief          Cox Enterprises, Inc.
                           Officer                                 Information Officer             1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

Marybeth H. Leamer         Vice President, Human Resources         Vice President, Human           Cox Enterprises, Inc.
                                                                   Resources                       1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

Andrew A. Merdek           Vice President, Legal Affairs &         Vice President, Legal Affairs   Cox Enterprises, Inc.
                           Secretary                               & Secretary                     1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

Alexander V.               Vice President, Public Policy           Vice President, Public Policy   Cox Enterprises, Inc.
Netchvolodoff                                                                                      1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

Richard J. Jacobson        Vice President & Treasurer              Vice President & Treasurer      Cox Enterprises, Inc.
                                                                                                   1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

Preston B. Barnett         Vice President, Tax                     Vice President, Tax             Cox Enterprises, Inc.
                                                                                                   1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

Dean H. Eisner             Vice President, Business Development    Vice President, Business        Cox Enterprises, Inc.
                           and Planning                            Development and Planning        1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

Michael J. Mannheimer      Vice President, Materials Management    Vice President, Materials       Cox Enterprises, Inc.
                                                                   Management                      1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

John C. Williams           Vice President, Marketing and           Vice President, Marketing and   Cox Enterprises, Inc.
                           Communications                          Communications                  1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

Thomas B. Whitfield        Vice President, Direct Marketing        Vice President, Direct          Cox Enterprises, Inc.
                                                                   Marketing                       1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

Arthur M. Blank            Director                                President and Chief Executive   The Home Depot, Inc.
                                                                   Officer                         2727 Paces Ferry Rd, N.W.
                                                                   The Home Depot, Inc.            Atlanta, GA 30339

Ben F. Love                Director                                Director                        Texas Commerce Bancshares, Inc.
                                                                   Chase Bank of Texas             600 Travis Street
                                                                                                   Houston, TX 77252

Paul J. Rizzo              Director                                Vice Chairman (retired          Franklin Street Partners
                                                                   1/1/95) of IBM Corporation      6360 Quadrangle Dr.
                                                                                                   Suite 200
                                                                                                   Chapel Hill, NC 27514


* Also a Director

                            Cox Communications, Inc.
                        Executive Officers and Directors


Name                       Position                                Principal Occupation            Business Address

James C. Kennedy*          Chairman of the Board                   Chairman of the Board & Chief   Cox Enterprises, Inc.
                                                                   Executive Officer               1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

James O. Robbins*          President & Chief Executive Officer,    President & Chief Executive     Cox Communications, Inc.
                           Director                                Officer                         1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

Alex B. Best               Executive Vice President, Engineering   Executive Vice President,       Cox Communications, Inc.
                                                                   Engineering                     1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

David M. Woodrow           Executive Vice President, New           Executive Vice President, New   Cox Communications, Inc.
                           Business Development                    Business Development            1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

Margaret A. Bellville      Executive Vice President, Operations    Executive Vice President,       Cox Communications, Inc.
                                                                   Operations                      1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

Jimmy W. Hayes             Executive Vice President, Finance &     Executive Vice President,       Cox Communications, Inc.
                           Administration & Chief Financial        Finance & Administration &      1400 Lake Hearn Dr., NE
                           Officer                                 Chief Financial Officer         Atlanta, GA 30319

John M. Dyer               Senior Vice President Operations        Senior Vice President           Cox Communications, Inc.
                                                                   Operations                      1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

Patrick J. Esser           Senior Vice President Operations        Senior Vice President           Cox Communications, Inc.
                                                                   Operations                      1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

Jayson R. Juraska          Senior Vice President Operations        Senior Vice President           Cox Communications, Inc.
                                                                   Operations                      1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

Claus F. Kroeger           Senior Vice President Operations        Senior Vice President           Cox Communications, Inc.
                                                                   Operations                      1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

James A. Hatcher           Senior Vice President, Legal and        Senior Vice President, Legal    Cox Communications, Inc.
                           Regulatory Affairs                      and Regulatory Affairs          1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

Dallas S. Clement          Vice President & Treasurer              Vice President & Treasurer      Cox Communications, Inc.
                                                                                                   1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

Howard B. Tigerman         Controller                              Controller                      Cox Communications, Inc.
                                                                                                   1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

Janet M. Clarke            Director                                Chairman of the Board           Knowledge Base Marketing, Inc.
                                                                   Knowledge Base Marketing, Inc.  675 Avenue of the Americas
                                                                                                   4th Floor
                                                                                                   New York, NY 10010

David E. Easterly          Director                                President and Chief Operating   Cox Communications, Inc.
                                                                   Officer, Cox Enterprises, Inc.  1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

Robert C. O'Leary          Director                                Executive Vice President and    Cox Communications, Inc.
                                                                   Chief Financial Officer, Cox    1400 Lake Hearn Dr., NE
                                                                   Enterprises, Inc.               Atlanta, GA 30319

Andrew J. Young            Director                                Chairman of the Board, Good     Good Works International, LLC
                                                                   Works International, LLC        303 Peachtree Street, NE
                                                                                                   Suite 480
                                                                                                   Atlanta, GA 30308

* Also a Director

                               Cox Holdings, Inc.

                        Executive Officers and Directors


Name                       Position                                Principal Occupation            Business Address

David E. Easterly*         President                               President and Chief Operating   Cox Enterprises, Inc.
                                                                   Officer                         1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

Preston B. Barnett         Vice President                          Vice President, Tax             Cox Enterprises, Inc.
                                                                                                   1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

Dean H. Eisner*            Vice President                          Vice President, Business        Cox Enterprises, Inc.
                                                                   Development and Planning        1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

Andrew A. Merdek*          Vice President & Secretary              Vice President, Legal           Cox Enterprises, Inc.
                                                                   Affairs, & Corporate Secretary  1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

Richard J. Jacobson        Treasurer                               Vice President & Treasurer      Cox Enterprises, Inc.
                                                                                                   1400 Lake Hearn Dr., NE
                                                                                                   Atlanta, GA 30319

* Also a Director
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